UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 5, 2013

SWISHER HYGIENE INC.
 (Exact name of registrant as specified in its charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-35067	27-3819646
(Commission File Number)	(I.R.S. Employer Identification No.)

4725 Piedmont Row Drive, Suite 400 Charlotte, North Carolina	28210
(Address of Principal Executive Offices)	(Zip Code)

 (704) 364-7707

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On June 5, 2013, Swisher Hygiene Inc. ("Swisher Hygiene") held its combined 2012 and 2013 Annual Meeting of Stockholders. Below is a summary of the proposals and corresponding votes.

Proposal One: All seven nominees were elected with each director receiving votes as follows:

Nominee	For	Withheld
Steven R. Berrard	99,665,891	7,921,209
Richard L. Handley	100,972,663	6,614,437
Harris W. Hudson	101,022,962	6,564,138
William M. Pierce	101,021,391	6,565,709
William D. Pruitt	96,433,679	11,153,421
David Prussky	95,949,687	11,637,413
Michael Serruya	100,174,709	7,412,391

There were 33,081,401 broker non-votes on this proposal for each nominee.

Proposal Two:  The selection of BDO USA, LLP as Swisher Hygiene's independent registered public accounting firm for the year ending December 31, 2013 was ratified as follows:

For	Against	Abstain
133,540,198	6,720,102	408,201

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SWISHER HYGIENE INC.

Date: June 10, 2013	By:	/s/ Thomas C. Byrne
Thomas C. Byrne
President and Chief Executive

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